UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2024 (February 12, 2024)

Evolution Petroleum Corporation

(Exact name of registrant as specified in its charter)

001-32942

(Commission File Number)

Nevada	41-1781991
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
1155 Dairy Ashford Road, Suite 425, Houston, Texas	77079
(Address of Principal Executive Offices)	(Zip Code)

(713) 935-0122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.001 par value	EPM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to the Current Report on Form 8-K of Evolution Petroleum Corporation (the “Company”) originally filed on February 13, 2024 (the “Initial Report”) is being filed for the purpose of providing the historical and pro forma combined financial information provided under Items 9.01(a) and (b) below for the Company’s acquisitions of certain non-operated oil and natural gas assets in the SCOOP and STACK plays in central Oklahoma (the “Transactions”).  The Transactions included acquisitions of oil and natural gas assets from three different entities: Red Sky Resources III, LLC, Red Sky Resources IV, LLC, and Coriolis Energy Partners I, LLC.

The Company concluded the acquisition of oil and natural gas assets from Coriolis Energy Partners I, LLC (the “Coriolis Properties”) did not meet any thresholds in the significance tests within the significant subsidiary definition in Rule 1-02(w), Rule 405, and Rule 12b-2, thus the Company has concluded the acquisition of the Coriolis Properties was not significant to the Company.

The entities, Red Sky Resources III, LLC and Red Sky Resources IV, LLC, were under common control of management and did meet the thresholds in the significance tests within the significant subsidiary definition in Rule 1-02(w), Rule 405, and Rule 12b-2, thus this Current Report on Form 8-K/A (the “Amendment”) provides the financial statements for the properties acquired from Red Sky Resources III, LLC and Red Sky Resources IV, LLC (the “Red Sky Properties”) and the pro forma financial information required by Item 9.01 of Form 8-K, additionally, we have elected to provide pro forma information for the Coriolis Properties as we believe some readers may find such information useful. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Transactions.

Item 9.01 Entry into a Material Definitive Agreement.

(a)    Financial Statements of Business Acquired. Combined Statement of Revenues and Direct Operating Expenses (modified to include depreciation, depletion and amortization) of the Red Sky Properties for the twelve months ended December 31, 2023 (audited), together with the accompanying Report of Independent Auditors, are set forth in Exhibit 99.1.

(b)    Pro Forma Financial Information. The Unaudited Pro Forma Condensed Combined Financial Information of the Company as of December 31, 2023 and for the six months ended December 31, 2023 and the year ended June 30, 2023, are set forth in Exhibit 99.2.

(d)    Exhibits.

Exhibit No.	Description
23.1	Consent of Moss Adams LLP
99.1

Combined Statement of Revenues and Direct Operating Expenses (modified to include depreciation, depletion and amortization) of the Red Sky Properties for the twelve months ended December 31, 2023 (audited)

99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of December 31, 2023 and for the six months ended December 31, 2023 and the year ended June 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Petroleum Corporation (Registrant)

Date: April 24, 2024	By:	/s/ RYAN STASH
	Name:	Ryan Stash
	Title:	Senior Vice President and Chief Financial Officer